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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 19, 1999


                               WEST COAST BANCORP


             (Exact name of registrant as specified in its charter)


                                     OREGON
                 (State or other jurisdiction of incorporation)


                    0-10997                          93-810577
                    -------                          ---------
            (Commission File Number)     IRS Employer Identification No.


                           5335 Meadows Rd, Suite 201
                              Lake Oswego, OR 97035
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (503) 684-0884



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ITEM 5.  OTHER EVENTS

     On July 19, 1999, Chairman of the Board, Gary D. Putnam announced that Victor L. Bartruff stepped down as President and Chief Executive Officer and resigned as a Director of West Coast Bancorp and West Coast Bank for business and personal reasons.

     Ronald T. DeLude, the Chief Operating Officer of both companies, was appointed acting President and Chief Executive Officer.

     West Coast Bancorp is a Northwest community bank holding company, operating 42 offices in the western Oregon and Washington markets. West Coast Bancorp is the parent company of West Coast Bank and West Coast Trust.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS

         (a)      Financial Statements:  Not Applicable

         (b)      Pro forma Financial Information :  Not Applicable

         (c)      Exhibits.


                    (99) Press Release dated July 19, 1999 issued by Bancorp
                         announcing the resignation of Victor Bartruff.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   July 22, 1999


                                    WEST COAST BANCORP


                               By   /s/ Donald A. Kalkofen
                                    ----------------------------
                                    Donald A. Kalkofen
                                    Executive Vice President and Chief Financial
                                    Officer